--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2000
Dear Shareholder:


     The  continued   trend  of  economic  growth  boosted  by  strong  consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

     Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,


/s/ Laurence D. Fink                            /s/ Ralph L. Schlosstein
----------------------                          ------------------------
Laurence D. Fink                                Ralph L. Schlosstein
Chairman                                        President

                                                              November 30, 2000
Dear Shareholder:

     We are pleased to present the annual report for The BlackRock New Jersey Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.


     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNJ". The Trust's investment objective is to provide high current income that is exempt from regular federal and New Jersey state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities that are exempt from New Jersey State taxes.


     The table below summarizes the performance of the Trust's stock price and NAV over the past year:

                       ---------------------------------------------------------
                         10/31/00    10/31/99    CHANGE      HIGH         LOW
--------------------------------------------------------------------------------
 STOCK PRICE             $ 12.125     $ 12.25    (1.02)%    $ 13.00     $ 11.25
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $ 13.96      $ 13.52     3.25%     $ 14.03     $ 13.13
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     Municipal bonds outperformed the taxable domestic bond market for the year ending October 31, 2000, returning 8.51% (as measured by the Lehman Municipal
Index) versus the Lehman Aggregate Index's 7.30% on a pre-tax basis. Overall, the tone in the market for the period was extremely positive as the result of continued strong demand from individual/retail investors, a slowdown in new issuance and reduced selling by mutual funds and institutional accounts. Retail investors, who continue to purchase municipal bonds in an effort to increase their asset allocation to fixed income and reduce equity exposure, have had a large impact on the new issuance market. In some instances, individual investors have purchased 50% of a new issue before institutions are able to buy bonds. In many cases, new issues have been structured to appeal to individual investors' tastes rather than institutions. Despite reduced selling by mutual funds, there has still been a large outflow from mutual funds. However, high retail demand has offset any adverse effects that may result from the mutual fund outflows.

     New Jersey's diverse and strong economy continues to fuel moderate job creation. In October 2000, the State had over 42 million workers and an unemployment rate of 3.9%. The State's labor force is projected to increase 7.6% by 2006 outpacing anticipated population increases of 5.6% during the same time period. The decline in manufacturing jobs is expected to continue while service sector employment expands. The widespread expansion supports New Jersey's 43% increase in per capita disposable personal income during the 1990's, making it the highest in the mid-Atlantic region and second amongst the states.

     The State's economic growth supports New Jersey's strong financial position despite Governor Whitman's six-year history of income, business, and corporate tax reductions. The State's general obligation bonds' creditworthiness continues to be enhanced with the annually increasing Rainy Day fund, (+19% 1998-1999) and the larger unreserved General Fund balance, which together were 5.2% of General Fund revenues in FY1999 and are budgeted to be at least that in FY2000.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the annual period, the Trust's leverage amount was approximately 35% of total assets.

     As municipal credit spreads remained tight during the reporting period, we continue to emphasize higher rated securities over the lower rated investment grade sector. While some opportunities for higher yields have emerged, given current market conditions and the state of the yield curve, we have maintained our bias towards premium coupon securities over discounted priced securities. Premium coupon securities offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
 SECTOR                OCTOBER 31, 2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------
  Transportation              25%                25%
--------------------------------------------------------------------------------
  Special Tax                 24%                19%
--------------------------------------------------------------------------------
  Hospital                    14%                10%
--------------------------------------------------------------------------------
  Power                        7%                 7%
--------------------------------------------------------------------------------
  Housing                      5%                 5%
--------------------------------------------------------------------------------
  Resource Recovery            5%                 5%
--------------------------------------------------------------------------------
  School                       5%                 5%
--------------------------------------------------------------------------------
  University                   5%                10%
--------------------------------------------------------------------------------
  Water & Sewer                5%                 -
--------------------------------------------------------------------------------
  Miscellaneous                5%                 -
--------------------------------------------------------------------------------
  Lease Revenue                -                 14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CREDIT RATING*      OCTOBER 31, 2000     OCTOBER 31, 1999
--------------------------------------------------------------------------------
  AAA/Aaa                     73%                73%
--------------------------------------------------------------------------------
  AA/Aa                       15%                15%
--------------------------------------------------------------------------------
  A/A                         10%                 5%
--------------------------------------------------------------------------------
  BBB/Baa                      2%                 7%
--------------------------------------------------------------------------------


----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New Jersey Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                  /s/ Kevin M. Klingert
-----------------------------------   ----------------------------------------
Robert S. Kapito                      Kevin M. Klingert
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.



--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                 RNJ
--------------------------------------------------------------------------------
  Initial Offering Date:                                        May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/00:                             $ 12.125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/00:                                 $ 13.96
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/00 ($12.125) (1):         6.03%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share (2):                    $  0.0609
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share (2):                 $  0.7308
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by annualizing the current monthly distribution per share and dividing it by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000
--------------------------------------------------------------------------------

             PRINCIPAL                                                                                OPTION CALL
  RATING*     AMOUNT                                                                                   PROVISION+          VALUE
(UNAUDITED)   (000)                          DESCRIPTION                                               (UNAUDITED)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS-150.5%
                         NEW JERSEY-136.0%
 AAA         $1,000      Delaware River Port Auth. of PA & NJ Rev., 5.75%, 1/01/26, FSA ............   1/10 at 100     $ 1,015,750
 AAA          1,000++    Essex Cnty. Util. Auth. Solid Waste Rev., Ser. A, 5.60%, 4/01/06, FSA .....       N/A           1,065,000
                         New Jersey Econ. Dev. Auth.,
 AAA          1,000        Mkt. Trans. Fac., Ser. A, 5.875%, 7/01/11, MBIA .........................   7/04 at 102       1,053,130
 AAA            900        Tran. Proj. Ser. A, 5.75%, 5/01/10, FSA .................................  No Opt. Call         965,592
 BBB-           500        Trigen-Trenton Proj., 6.20%, 12/01/10 ...................................  12/03 at 102         501,525
                         New Jersey Hlth. Care Fac. Fin. Auth. Rev.,
 A3           1,000        Hackensack Univ. Med. Ctr., 6.00%, 1/01/25 ..............................   1/10 at 101         999,660
 AAA          1,000        Riverview Med. Ctr., 5.50%, 7/01/13, AMBAC ..............................   7/04 at 102       1,051,030
 AAA          1,000        St. Josephs Hosp. & Med. Ctr., 5.75%, 7/01/16, CONNIE LEE ...............   7/06 at 102       1,024,170
 AAA          1,000++    New Jersey Sports & Exposition Auth. Rev., Conv. Ctr. Luxury Tax,
                           Ser. A, 6.00%, 7/01/02, MBIA ............................................       N/A           1,044,550
 AAA          1,000      New Jersey St. Ed. Fac. Auth. Rev., Rowan College, Ser. E,
                           5.875%, 7/01/16, AMBAC ..................................................   7/06 at 101       1,036,890
 AAA            990      New Jersey St. Hsg. & Mtge. Fin., Home Buyer, Ser. O,
                           6.35%, 10/01/27, MBIA ................................................... 10/05 at 101.5      1,014,918
 AAA          1,000      New Jersey St. Tpke. Auth. Rev., Ser. C, 6.50%, 1/01/16, AMBAC ............  No Opt. Call       1,133,860
                         New Jersey St. Trans. Sys. Auth., Trust Fund, Ser. B, MBIA,
 AAA          1,000        5.50%, 6/15/15 ..........................................................   6/05 at 102       1,015,860
 AAA          1,000        5.75%, 6/15/14 ..........................................................   6/05 at 102       1,034,800
 AA           1,000++    North Brunswick Twnshp. Brd. of Ed., 6.30%, 2/01/05 .......................       N/A           1,067,960
 Aaa          1,000      Passaic Valley Sewage Com., Sewer Sys., Ser. E,
                           5.75%, 12/01/21, AMBAC ..................................................  12/09 at 101       1,017,070
                         Port Auth. of NY & NJ,
 AA-          1,000        5.75%, 12/15/20 .........................................................   6/05 at 101       1,011,840
 AA-          1,000        Ser. 74, 6.75%, 8/01/26 .................................................   8/01 at 101       1,022,610
                         South Jersey Trans. Auth., Trans. Sys. Rev., Ser. B, MBIA,
 AAA            570++      6.00%, 11/01/02 .........................................................       N/A             598,130
 AAA          1,000        6.00%, 11/01/12 .........................................................  11/02 at 102         447,441
                                                                                                                       -----------
                                                                                                                        19,121,786
                                                                                                                       -----------
                         PUERTO RICO-14.5%
 AAA          1,000        Puerto Rico Commonwealth, 5.40%, 7/01/25, FSA ...........................  7/06 at 101.5       991,930
 A-           1,000        Puerto Rico Elec. Pwr. Auth. Rev., Ser. U, 6.00%, 7/01/14 ...............   7/04 at 102      1,046,440
                                                                                                                      -----------
                                                                                                                        2,038,370
                                                                                                                      -----------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
               PRINCIPAL                                                                     OPTION CALL
   RATING*       AMOUNT                                                                      PROVISION+       VALUE
 (UNAUDITED)     (000)                                DESCRIPTION                            (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
                            TOTAL LONG-TERM INVESTMENTS-150.5% (COST $20,095,609)..........                $ 21,160,156
                            Other assets in excess of liabilities-2.8% ....................                     398,593
                            Liquidation value of preferred stock-(53.3)% ..................                  (7,500,000)
                                                                                                           ------------
                            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% .............                $ 14,058,749
                                                                                                           ============


----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.






--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:
         AMBAC - American Municipal Bond Assurance Corporation
    CONNIE LEE - College Construction Loan Insurance Association
           FSA - Financial Security Assurance
          MBIA -   Municipal Bond Insurance Association
--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,095,609) (Note 1) ...........      $ 21,160,156
Cash ........................................................            87,031
Interest receivable .........................................           395,003
Other assets ................................................             1,508
                                                                   ------------
                                                                     21,643,698
                                                                   ------------
LIABILITIES
Dividends payable-common stock ..............................            61,332
Dividends payable-preferred stock ...........................             5,034
Investment advisory fee payable (Note 2) ....................             6,397
Administration fee payable (Note 2) .........................             1,828
Deferred directors fees (Note 1) ............................             1,508
Other accrued expenses ......................................             8,850
                                                                   ------------
                                                                         84,949
                                                                   ------------
NET INVESTMENT ASSETS .......................................      $ 21,558,749
                                                                   ============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) ........................................      $     10,071
  Paid-in capital in excess of par ..........................        13,907,459
 Preferred stock (Note 4) ...................................         7,500,000
                                                                   ------------
                                                                     21,417,530
 Undistributed net investment income ........................           185,789
 Accumulated net realized loss ..............................        (1,109,117)
 Net unrealized appreciation ................................         1,064,547
                                                                   ------------
Net investment assets, October 31, 2000 .....................      $ 21,558,749
                                                                   ============
Net assets applicable to common shareholders ................      $ 14,058,749
                                                                   ============
Net asset value per share:
 (14,058,749 \ 1,007,093 shares of common
 stock issued and outstanding) ..............................            $13.96
                                                                         ======





--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned ...........................          $ 1,200,627
                                                                    -----------

Expenses
  Investment advisory ....................................               74,594
  Administration .........................................               21,312
  Auction Agent ..........................................               19,000
  Directors ..............................................               12,000
  Reports to shareholders ................................               12,000
  Transfer agent .........................................               11,000
  Independent accountants ................................                7,000
  Legal ..................................................                5,000
  Custodian ..............................................                3,000
  Miscellaneous ..........................................               16,380
                                                                    -----------
  Total expenses .........................................              181,286
                                                                    -----------
Net investment income ....................................            1,019,341
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .........................             (228,242)
Net change in unrealized appreciation
 on investments ..........................................              655,690
                                                                    -----------
Net gain on investments ..................................              427,448
                                                                    -----------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................................          $ 1,446,789
                                                                    ===========




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------




                                                                                    YEAR ENDED OCTOBER 31,
                                                                               ---------------------------------
                                                                                     2000              1999
                                                                               ---------------   ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income .....................................................    $  1,019,341      $  1,009,418
 Net realized gain (loss) on investments ...................................        (228,242)          118,835
 Net change in unrealized appreciation on investments ......................         655,690        (1,595,512)
                                                                                ------------      ------------
 Net increase (decrease) in net investment assets resulting from operations        1,446,789          (467,259)
                                                                                ------------      ------------
DIVIDENDS:
 To common shareholders from net investment income .........................        (735,872)         (735,877)
 To preferred shareholders from net investment income ......................        (271,695)         (231,867)
                                                                                ------------      ------------
 Total dividends ...........................................................      (1,007,567)         (967,744)
                                                                                ------------      ------------
  Total increase (decrease) ................................................         439,222        (1,435,003)

NET INVESTMENT ASSETS
Beginning of year ..........................................................      21,119,527        22,554,530
                                                                                ------------      ------------
End of year (including undistributed net investment income
 of $185,789 and $174,015, respectively) ...................................    $ 21,558,749      $ 21,119,527
                                                                                ============      ============





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,
                                                                     -------------------------
                                                                          2000         1999
                                                                     ------------- -----------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .................................      $13.52     $ 14.95
                                                                         -------     -------
 Net investment income .............................................        1.01        1.00
 Net realized and unrealized gain (loss) on investments ............         .43      ( 1.47)
                                                                         -------     -------
Net increase (decrease) from investment operations .................        1.44        (.47)
                                                                         -------     -------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ..............................................        (.73)       (.73)
  Preferred shareholders ...........................................        (.27)       (.23)
 Distributions in excess of net realized gain on investments to:
  Common shareholders ..............................................           -           -
  Preferred shareholders ...........................................           -           -
                                                                         -------     -------
Total dividends and distributions ..................................       (1.00)       (.96)
                                                                         -------     -------
Net asset value, end of year* ......................................     $ 13.96      $13.52
                                                                         =======      ======
Per share market value, end of year* ...............................     $12.125      $12.25
                                                                         =======      ======
TOTAL INVESTMENT RETURN+ ...........................................        5.08%      (8.77)%
                                                                         =======      ======
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS
Expenses++ .........................................................        1.32%       1.29%
Net investment income before preferred stock dividends++.. .........        7.44%       6.94%
Preferred stock dividends ..........................................        1.98%       1.59%
Net investment income available to common shareholders .............        5.46%       5.35%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........     $13,696     $14,550
Portfolio turnover .................................................          23%         17%
Net assets of common shareholders, end of year (in thousands) ......     $14,059     $13,620
Asset coverage per share of preferred stock, end of year ...........     $71,879     $70,409
Preferred stock outstanding (in thousands) .........................     $ 7,500     $ 7,500

                                                                               YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------
                                                                          1998          1997           1996
                                                                     ------------- -------------- --------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .................................     $14.19        $ 13.48        $ 13.46
                                                                         ------        -------        -------
 Net investment income .............................................       1.00            .99            .99
 Net realized and unrealized gain (loss) on investments ............        .71            .66            .01
                                                                         ------        -------        -------
Net increase (decrease) from investment operations .................       1.71           1.65           1.00
                                                                         ------        -------        -------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ..............................................       (.71)          (.69)          (.71)
  Preferred shareholders ...........................................       (.24)          (.25)          (.26)
 Distributions in excess of net realized gain on investments to:
  Common shareholders ..............................................         --             **           (.01)
  Preferred shareholders ...........................................         --             **             **
                                                                         ------        -------        -------
Total dividends and distributions ..................................       (.95)          (.94)          (.98)
                                                                         ------        -------        -------
Net asset value, end of year* ......................................     $14.95        $ 14.19        $ 13.48
                                                                         ======        =======        =======
Per share market value, end of year* ...............................     $14.125       $ 12.875       $ 11.875
                                                                         ======        =======        =======
TOTAL INVESTMENT RETURN+ ...........................................      15.56%         14.77%          6.26%
                                                                         ======        =======        =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS
Expenses++.. .......................................................       1.35%          1.48%          1.57%
Net investment income before preferred stock dividends++.. .........       6.88%          7.28%          7.37%
Preferred stock dividends ..........................................       1.68%          1.85%          1.92%
Net investment income available to common shareholders .............       5.20%          5.43%          5.45%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........     $14,663       $13,761        $13,408
Portfolio turnover .................................................           0%            0%            85%
Net assets of common shareholders, end of year (in thousands) ......     $15,055       $14,294        $13,574
Asset coverage per share of preferred stock, end of year ...........     $75,191       $72,654        $70,252
Preferred stock outstanding (in thousands) .........................     $ 7,500       $ 7,500        $ 7,500

----------
 * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
** Actual amount paid to common shareholders for the year ended October 31, 1997 was $0.00015 per share, and the actual amount paid to preferred shareholders was $0.00005 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0029 per common share.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW JERSEY INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &      The   BlackRock   New  Jersey   Investment   Quality
ACCOUNTING                  Municipal  Trust Inc. (the "Trust") was organized in
POLICIES                    Maryland  on April  12,  1993 as a  non-diversified,
                            closed-end   management   investment  company.   The
Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal and New Jersey state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS          The Trust has an Investment  Advisory Agreement with
                            BlackRock Advisors, Inc., (the "Advisor"),  which is
                            a wholly-owned subsidiary of BlackRock,  Inc., which
                            in turn is an indirect majority-owned  subsidiary of
                            PNC Financial  Services Group, Inc. The Trust has an
                            Administration Agreement with Prudential Investments
                            Fund   Management   LLC  ("PIFM"),   a  wholly-owned
                            subsidiary of The  Prudential  Insurance  Company of
                            America.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO           Purchases and sales of investment securities,  other
SECURITIES                  than  short-term  investments,  for the  year  ended
                            October   31,   2000   aggregated   $4,868,560   and
                            $4,818,106, respectively.

     The federal income tax basis of the Trust's investments at October 31, 2000 was $20,100,150 and, accordingly, net and gross unrealized appreciation was $1,060,006.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $1,104,000 of which $589,000 will expire in 2002, $281,000 will expire in 2003, $6,000 will expire in 2004, and $228,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.



NOTE 4. CAPITAL             There  are 200  million  shares  of $.01  par  value
                            common stock  authorized.  The Trust may classify or
reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 1,007,093 common shares outstanding at October 31, 2000, the Advisor owned 7,093 shares. As of October 31, 2000, there were 300 shares of Preferred Stock Series T7 outstanding.

       Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 4.75% during the year ended October 31, 2000.

       The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

       The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

       The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS           Subsequent  to  October  31,  2000,   the  Board  of
                            Directors  of the Trust  declared  a  dividend  from
undistributed earnings of $0.0609 per common share payable December 1, 2000 to shareholders of record on November 15, 2000.

     For the period November 1, 2000 to November 30, 2000 dividends declared on Preferred Stock totalled $22,510 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The BlackRock New Jersey Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") as of October 31, 2000 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New Jersey Investment Quality Municipal Trust Inc. at October 31, 2000, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
--------------------------

New York, New York
December 8, 2000

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 2000) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.7308 per share to common shareholders and $905.65 per share to preferred shareholders.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New Jersey Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal income tax and New Jersey State income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey Municipal Obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular federal income tax and New Jersey State income tax. New Jersey Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New Jersey Municipal Obligations or other qualifying issuers. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT
(alternative minimum tax). The Trust intends to emphasize investments in New Jersey Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular federal income tax and New Jersey State income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNJ) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
------------------------------------------------------------------------------------------
                                                                      STOCK      MATURITY
                                                                      SYMBOL       DATE
PERPETUAL TRUSTS                                                    ----------   ---------
The BlackRock Income Trust Inc.                                         BKT         N/A
The BlackRock North American Government Income Trust Inc.               BNA         N/A
The BlackRock High Yield Trust                                          BHY         N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                      BTM        06/01
The BlackRock Strategic Term Trust Inc.                                 BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT        12/04
The BlackRock Advantage Term Trust Inc.                                 BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT        12/09



TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10


         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK NEW JERSEY INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM





[Logo] Printed on recycled paper                                     09247C-10-7
                                                                     09247C-20-6



THE
BLACKROCK
NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
----------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 2000



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